

SAFE HARBOR FINANCIAL

March 13, 2025 | 4:30PM EST

Shareholder Presentation

Disclaimers

NOTICE TO RECIPIENTS

This presentation (this "Presentation") has been prepared solely for general informational purposes by SHF Holdings, Inc. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund or the Federal Deposit Insurance Corporation. This Presentation is not an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Company's services, the Company's growth prospects and the Company's market size, the Company's projected financial and operational performance, including relative to its competitors, new product and service offerings the Company may introduce in the future, implied enterprise value, the Company's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company, the ability to maintain the listing of the Company's securities on The Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business and changes in the Company's capital structure, the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, and other statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to risk factors disclosed in the Company's reports filed with the SEC from time to time, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk of an economic downturn or recession in the Company's market areas; (ii) the risk that the Company is not able to expand its business operations as planned; (iii) the outcome of any legal proceedings that may be instituted against the Company; (iv) the ability to maintain the listing of the Company's securities on The Nasdaq Capital Market; (v) that the trading prices of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business; (vi) the impact of dilution resulting from exercises of the Company's outstanding warrants or conversion of the Company's outstanding convertible preferred stock and changes in the Company's capital structure; (viii) the Company's ability to implement its business plans, forecasts, and other expectations and realize additional opportunities; (ix) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Company's operations; (x) the risk that the Company's and its current and future collaborators are unable to successfully develop and commercialize the Company's products or services, or experience significant delays in doing so; (xi) the risk that the Company may not achieve or sustain profitability; (xii) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xiii) the risk that the Company experiences difficulties in managing its growth and expanding operations; and (xiv) regulations and laws affecting cannabis related businesses.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company's industry and markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Disclaimers

HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR FINANCIAL

The historical financial information regarding the Company contained in this Presentation has been taken from or prepared based on historical financial statements, which initially resulted from carved-out operations of Partner Colorado Credit Union ("PCCU") in 2022.

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company believes that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company or any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

INDUSTRY AND MARKET DATA

This Presentation contains certain information concerning the Company's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. Neither the Company nor any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Company operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. Neither the Company nor any its affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

NON-GAAP FINANCIAL MEASURES

In addition to financial information presented in accordance with GAAP, this presentation includes non-GAAP gross profit, non-GAAP net loss, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP operating expense, and Free Cash Flow, each of which is a non-GAAP financial measure. These are key measures used by our management to help us analyze our financial results, establish budgets and operational goals for managing our business, evaluate our performance, and make strategic decisions. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, we believe these measures are useful for period-to-period comparisons of our business. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance. However, the non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP financial measures are presented for supplemental informational purposes only and should not be considered as a substitute for or in isolation from financial information presented in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools. Please see the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures historical periods. Reconciliations are not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future.

"SHF Holdings", "Safe Harbor," "Safe Harbor Financial," and other trademarks or service marks of SHF Holdings, Inc appearing in this presentation material and disclosed on Form 8-K are the property of the Company. The other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Safe Harbor's Business

SHF Holdings, Inc. (NASDAQ: SHFS) is a trusted partner connecting Cannabis Related Businesses to financial institutions, enabling compliant banking solutions, and we provide loan origination services.

Safe Harbor Financial is now working on developing and deploying a comprehensive suite of cannabis operator centric solutions designed to **protect** our financial institutions and our clients, **lend** across a broader array of clients, **connect** the cannabis community, and **enable** access to resources at lower costs.



Safe Harbor's Unique Market Position

I believe we are well positioned to reach our client base with differentiated value-based solutions that go beyond generating fees on account activity, investment and lending income.

Operator-Led Insight

Now led by an experienced cannabis operator, we bring deep industry knowledge and firsthand understanding of market challenges and opportunities.

Established Market Presence

Processed over $25B in processed cannabis-related funds and even more in gross transaction flow through our trusted platform, serving a captive audience of industry leaders.

Industry Pioneer Status

Safe Harbor, led by Sundie, was the OG pioneer that paved the way for cannabis banking as we know it today! She genuinely wrote the book. We believe our clients and customers trust our market leadership and our business.

Compliance & Lending Excellence

Our reputation for maintaining rigorous compliance and lending standards has helped our financial institution(s) customers pass more than 16 audits.

US Cannabis Market Growth Projections



U.S. Cannabis Market
Size, by Source, 2020 - 2030 (USD Billion)
$38.5B
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Marijuana
Hemp
GRAND VIEW RESEARCH
11.5%
U.S. Market CAGR, 2025 - 2030
Source: www.grandviewresearch.com

U.S. Cannabis Market Report Scope

Report Attribute	Details
Market size value in 2025	USD 44.30 billion
Revenue forecast in 2030	USD 76.39 billion
Growth rate	CAGR of 11.51% from 2025 to 2030
Actual data	2018 - 2023
Forecast data	2025 - 2030
Quantitative units	Revenue in USD million/billion and CAGR from 2025 to 2030

Let's assume the average EBITDA for a cannabis operator is 10 - 15%. By 2030 the US Cannabis Market is expected to hit $76B, up to $64.6B will be spent on employees and contractors, grow supplies, packaging materials, infrastructure, maintenance, consulting, etc.

The Cannabis industry has been unfavorably impacted by the convergence of:

- open borders allowing competitive illicit alternatives into the market,
- high inflation unfavorably impacting consumer spending,
- a challenging tax environment that limits federal deductibility of certain operating costs and
- high interest rates unfavorably impacting the ability of industry participants to find affordable capital.

NOTE: These estimates are based on historical trends and may not be indicative of future results.

Beyond ~1.5 Revenue Multiple: Unlocking SHF's Full Potential

~3.4x	~6.3x	~3.7x
at December 31, 2024	at December 31, 2024	At March 7, 2025
Broadridge (NYSE: BR)	Salesforce (NYSE: CRM)	FinTech Average

Transforming SHF's Valuation

We want to shift the mindset around SHFS from a 1x revenue valuation to a multiple that reflects our true future potential, akin to leading PaaS and FinTech companies.

Benchmarking Against Leaders

Our target valuation will be influenced by key factors like growth rate, profitability, and the unique characteristics of SHF's platform.

The Path Forward

By focusing on scalability, recurring revenue, and strategic market positioning, we aim to achieve comparable multiples.

Funding our Growth Investment

Debt Modification & Spending Reduction

PCCU is one of our largest shareholders and the holder of our Senior Secured Promissory Note. We successfully modified our debt with PCCU in February 2025. This action **unlocks $6M** over the next two years that can be deployed to support innovation.

We also **reduced** anticipated operational spending by **more than $1 million** per annum.

Strategic Compensation Alignment

- ❑ Board members elected to **reduce their cash compensation** offset by increased stock compensation.
- ❑ The Board also approved a streamlined process for the **use of stock-compensation to attract and retain talent**

New Product Development

These strategic financial initiatives collectively free up more than $8 million to support our strategy.

We have already begun to hire and re-align our resources to drive accountability to achieving the strategy will now outline in this presentation.

Safe Harbor Protects. Our Financial Institutions and Our Clients.

1	2	3
	In our future plans	In our future plans

Compliant Banking

Secure, compliant banking solutions for your entire business ecosystem, protecting transactions across clients, vendors, and business partners.

We believe we can:

- **Expand** the number of financial institutions on our platform
- **Scale** our platform to address the needs of other un-banked industries
- **Explore** whether we can bank other debanked and emerging sectors

Employee Banking Solutions

Adding employee benefits to our service deliverables will differentiate Safe Harbor from our competitors.

We want to eliminate the risk of employee debanking due to cannabis affiliated employer, help clients with talent retention and create a stronger bond between Safe Harbor and our clients beyond what is expected.

Earned Wage Access

We have drafted plans to bring to market Innovative programs enabling cannabis workers to securely access earned wages before payday, providing greater financial flexibility and reducing stress.

These programs increase employee retention without the need for employee loans by the employer.

Earned Wage Access Market Landscape

The earned wage access (EWA) market has experienced explosive growth. According to a report by Market Research Future, the EWA software market is expected to expand from USD 30.83 billion in 2025 to USD 242.46 billion by 2034, reflecting a compound annual growth rate (CAGR) of 25.75% during the forecast period.

Key Market Players

- DailyPay (Potentially valued at $3B - $4B)
- PayActiv – Raised $100M Series C
- Earnin (Pioneer in direct-to-consumer model)

Investor Sentiment

- Strong VC funding
- Growing interest from traditional financial institutions
- Focus on B2B enterprise partnerships

Market Differentiators

- Integration capabilities with payroll systems
- Compliance and regulatory framework
- Fee structure and revenue model
- Industry-specific solutions (like cannabis)

"In just two years, the amount of advanced wages in the U.S. tripled: from $3.2 billion in 2018 to $9.5 billion in 2020." – *Marshal Lux, Harvard Kennedy School*

While the market is becoming increasingly competitive, specialized solutions for regulated industries like cannabis represent a untapped opportunity, with higher margins and stronger customer loyalty potential. We are considering whether we can develop a standalone product or introduced a product in partnership with cannabis friendly payroll providers.

Safe Harbor Lends. Across a Broad Array of Products



1
2
3
4
5

1	Loan Origination, Participation and Syndication (already can do)	Current Business
2	Working Capital Lines	Future Plans
3	Equipment Financing	Future Plans
4	Real Estate Financing	Future Plans
5	Solutions for Client Employees	Future Plans

Safe Harbor Lends will aim to offer innovative lending solutions, leveraging our network of lenders and expertise in the cannabis and hemp industry. We will do more than just originate, we expertly consult throughout the process leveraging our decades of underwriting and risk mitigation experience, making the lending process faster and more successful.

LendingTree's Success Story (Nasdaq: TREE)

LendingTree revolutionized traditional lending by creating a marketplace that connects borrowers with multiple lenders, generating over $1B in annual revenue (in 2021) and facilitating billions in loans annually. Their success comes from simplifying the lending process and creating competition among lenders, resulting in better rates for borrowers.

Safe Harbor Lends.

Similarly, Safe Harbor aims to become a comprehensive lending marketplace for the cannabis industry. By connecting cannabis businesses with our network of cannabis-friendly lenders, we can create a similar competitive environment tailored for the unique needs of the cannabis industry.

Safe Harbor Connects. The Cannabis Community

In our future plans





Preferred Pricing
Vendor Benefits



$1,035,0003

Cloud Model

Develop an integrated platform for all cannabis industry needs, bringing enterprise level capabilities to the middle market. Our engine will be designed to power comprehensive industry solutions through a unified platform.

Membership has Privileges

Preferred pricing programs for Safe Harbor clients, with exclusive benefits tied to SHF banking relationships for Cannabis business operations.

Migrate View of Fees

Our revenue model shifts. In addition to our traditional revenue model, we add referral fees, commissions, and transactions fees across the ecosystem that are not paid for by our clients but the vendors that serve them.

Safe Harbor Connects. The Cannabis Community

In our future plans

If just 1% successful in creating a cannabis consortium,

Safe Harbor could earn fees on approximately

$646M in transactions anticipated by 2030.

Safe Harbor Connects. The Cannabis Community

In our future plans

Why Safe Harbor?

Operator Led. **Hundreds of trusted client relationships.** Thousands of Vetted Vendors.
Trusted in the Cannabis Community.



Clients
Payment
Payment
Payment
SAFE
HARBOR
FINANCIAL
Service
Service
Service
Service
Service
Vendors

Safe Harbor Enables. A Lower Cost to Produce

Technology Management Solutions
In our future plans

We are exploring whether Safe Harbor provide a comprehensive IT management service tailored to the needs of our clients. From deploying, managing and maintaining tech to access & network security protocols to camera data retention and monitoring.

Financial Management Excellence
In our future plans

We are exploring launching a Safe Harbor service that can manage the day-to-day bookkeeping, processing of accounts payable/receivable, collection, tax and financial reporting for our clients.

Other Centers of Excellence
In our future plans

We are currently investigating other areas that can be crafted in a way to create cost savings for our member clients. We believe that Safe Harbor can provide regulatory and legal compliance support, contract management solutions, and different types of marketing solutions.

To be successful, our solutions needs to be both high quality and cost-effective reducing the need for the client's in-house staff or to deploy technologies.





SAFE HARBOR FINANCIAL

March 13, 2025 | 4:30PM EST

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